Exhibit 10.2







                                 AMENDMENT

          This Amendment ("Amendment"), dated as of May 15, 1995, shall be:

          AMENDMENT NO. 3 to the $6.489 BILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended as of August 5, 1994 by Amendment No. 1 and as of September 29, 1994 by Amendment No. 2 (the "Parent Facility"), among VIACOM INC., a Delaware corporation ("Viacom"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents; and

          AMENDMENT NO. 2 to the $311 MILLION CREDIT AGREEMENT, dated as of July 1, 1994, as amended as of August 5, 1994 by Amendment No. 1 (the "Subsidiary Facility"), among VIACOM CABLEVISION OF DAYTON INC., WNYT INC., WMZQ INC., WVIT INC. and VIACOM INTERNATIONAL INC., each a Delaware corporation (collectively, "Subsidiary Borrowers"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

                            W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, Viacom and the Subsidiary Borrowers have requested certain amendments to be made to certain provisions of the Parent Facility and the Subsidiary Facility, respectively; and

          WHEREAS, the parties who have heretofore entered into the Parent Facility and the Subsidiary Facility now desire to amend such provisions of such agreements.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Amendments.  (a)  The definition of EBIDT in Section
                      ----------
1.1 of the Parent Facility is hereby amended by:

          (i) deleting clause (a)(ii) in its entirety and replacing it with the following:

               "(ii) amortization expense (including all amortization expenses recognized in accordance with APB 16 and 17 but excluding (A) all other amortization of programming, production and pre-publication costs and (B) amortization of videocassettes)";

and

          (ii)  deleting the phrase ", less (c) Net Video Tape Purchases"
                                       ----
after the word "definition" at the end of clause (b).

          (b) Section 1.1 of the Parent Facility is hereby amended to delete the definition of Net Video Tape Purchases.

          (c)  The definition of "Applicable Eurodollar Rate Margin" in
Section 1.1 of each of the Parent Facility and the Subsidiary Facility is hereby amended by deleting the first proviso in its entirety and replacing it with the following:

               "provided, however, that if the ratings assigned by S&P and
                --------  -------
          Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

          (d)  Section 2.3 (b) of the Parent Facility is hereby amended by:

          (i) inserting the words "or Capital Market Transaction date" after the words "related sale date" in clause (y) thereof;

          (ii) deleting the number $250 million in clause (y)(C) thereof and replacing it with the number $500 million;

          (iii) replacing the word "reinvested", wherever it appears therein, with the words "used to acquire assets";

          (iv) replacing the word "reinvestment", in the first place it appears therein, with the words "use for acquisitions"; and

          (v) replacing the words "reinvestment of Net Cash Proceeds" with the words "use of Net Cash Proceeds for acquisitions".

          (e)  Each of Section 5.4 (a) of the Parent Facility and Section
3.4 (a) of the Subsidiary Facility is hereby amended by deleting the proviso in its entirety and replacing it with the following:

               "provided, however, that if the ratings assigned by S&P and
                --------  -------
          Moody's shall differ, the Credit Rating shall be the rating which is the higher rating".

          (f) Section 10.6 of the Parent Facility is hereby amended by replacing it in its entirety with the following:

               "10.6.    Subsidiary Indebtedness.  The Borrower shall not
                         -----------------------
          permit any of its Subsidiaries, other than a Guarantor Subsidiary, to incur Indebtedness for borrowed money other than
          (a) the Subsidiary Loans (as defined in the Subsidiary Facility),
          (b) under existing facilities identified on Schedule 10.6 to Amendment No. 2 to this Agreement or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments on such Schedule and (c) Indebtedness for borrowed money in an aggregate amount at any time outstanding of not more than $25 million for all of its Subsidiaries other than a Guarantor Subsidiary".

          (g) Section 7.4 of the Subsidiary Facility is hereby amended by adding after the word "Agreement" the phrase "and other than Indebtedness permitted pursuant to Section 10.6 of the Parent Facility".

          (h) Each of Section 10.7 of the Parent Facility and Section 7.5 of the Subsidiary Facility is hereby amended by inserting the following after the words "Commercial Paper" in the parentheses:

               "and up to $500 million of Indebtedness with maturities of no less than seven years from the date such Indebtedness is incurred".

          SECTION 2.  Effectiveness.  This Amendment will be effective upon
                      -------------
the execution hereof by each of Viacom, each Subsidiary Borrower, the Guarantor Subsidiary and (i) except in the case of the amendments contained in Sections 1(c) and (e) hereof, the Majority Banks and (ii) in the case of the amendments contained in Sections 1(c) and (e) hereof, each of the Banks.


          SECTION 3.  Representations and Warranties.  Each of Viacom, the
                      ------------------------------
Subsidiary Borrowers and the Guarantor Subsidiary hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing under the Parent Facility or the Subsidiary Facility.


          SECTION 4.  Miscellaneous.  (a) Capitalized terms used herein and
                      -------------
not otherwise defined herein shall have the meanings ascribed to them in each of the Parent Facility and the Subsidiary Facility.

          (b) Except as amended hereby, all of the terms of each of the Parent Facility and the Subsidiary Facility shall remain and continue in full force and effect and are hereby confirmed in all respects.

          (c) This Amendment shall be a Loan Document for the purposes of the Parent Facility and the Subsidiary Facility.

          (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


          SECTION 5.  Guarantor Subsidiary Confirmation.  By signing below,
                      ---------------------------------
the Guarantor Subsidiary hereby agrees to the terms of the foregoing Amendment and confirms that the VII Guarantee remains in full force and effect.

          SECTION 6.  Viacom Inc. Confirmation.  By signing below, Viacom
                      ------------------------
Inc., as guarantor under the Parent Guarantee ("Parent Guarantor"), hereby agrees to the terms of the foregoing Amendment and confirms that the Parent Guarantee remains in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              VIACOM INC., as Borrower and as
                              Parent Guarantor



                              By: /s/ Vaughn A. Clark
                                  --------------------------
                                 Name:  Vaughn A. Clark
                                 Title: Senior Vice President,
                                        Treasurer


                              VIACOM INTERNATIONAL INC., as a
                              Subsidiary Borrower and as a
                              Guarantor Subsidiary



                              By: /s/ Vaughn A. Clark
                                  --------------------------
                                 Name:  Vaughn A. Clark
                                 Title: Senior Vice President,
                                        Treasurer


                              On behalf of the following
                              Subsidiary Borrowers:

                              VIACOM CABLEVISION OF DAYTON INC.,

                              WNYT INC.,

                              WMZQ INC. and

                              WVIT INC.



                              By: /s/ Vaughn A. Clark
                                  --------------------------
                                 Name:  Vaughn A. Clark
                                 Title: Senior Vice President,
                                        Treasurer

                              Managing Agents
                              ---------------

                              THE BANK OF NEW YORK, as Managing
                              Agent, the Documentation Agent and
                              a Bank



                              By: /s/ Geoffrey C. Brooks
                                  --------------------------
                                 Name:  Geoffrey C. Brooks
                                 Title: Vice President


                              CITIBANK, N.A., as Managing Agent,
                              the Administrative Agent and a Bank



                              By: /s/ Margaret C. Ullrich
                                  --------------------------
                                Name:  Margaret C. Ullrich
                                Title: Vice President


                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK, as Managing Agent and a
                              Bank



                              By: /s/ Mathias Blumschein
                                  -------------------------
                                 Name: Mathias Blumschein
                                 Title: Associate



                              BANK OF AMERICA NT&SA, as Managing
                              Agent and a Bank



                              By:/s/ Amy S. Trapp
                                 -----------------------
                                 Name: Amy S. Trapp
                                 Title:  Vice President

                              Agents
                              ------

                              BANK OF MONTREAL, as Agent and a
                              Bank



                              By: /s/ Yvonne Bos
                                  --------------------------
                                 Name: Yvonne Bos
                                 Title:Managing Director



                              THE BANK OF NOVA SCOTIA, as Agent
                              and a Bank



                              By: /s/ Vince J. Fitzgerald
                                  ------------------------------
                                 Name:  Vince J. Fitzgerald
                                 Title: Senior Relationship Mgr.


                              THE BANK OF TOKYO TRUST COMPANY, as
                              Agent and a Bank



                              By:/s/ Charles Poer
                                 ------------------------------------------
                                 Name:  Charles Poer
                                 Title: Vice President & Manager


                              BARCLAYS BANK PLC, as Agent and a
                              Bank



                              By: /s/ Michael W. Ballard
                                  --------------------------
                                 Name: Michael W. Ballard
                                 Title:Associate Director


                              CANADIAN IMPERIAL BANK OF COMMERCE,
                              as Agent and a Bank



                              By:/s/ John Tyler
                                 ------------------------------------------
                                 Name: John Tyler
                                 Title: Vice President

                              THE CHASE MANHATTAN BANK (NATIONAL
                              ASSOCIATION), as Agent and a Bank



                              By: /s/ Bruce Longenkamp
                                  --------------------------
                                 Name: Bruce Longenkamp
                                 Title:Vice President



                              CREDIT LYONNAIS CAYMAN ISLAND
                              BRANCH, as Agent and a Bank



                              By: /s/ M. Bernadette Collins
                                  --------------------------
                                 Name: M. Bernadette Collins
                                 Title:Authorized Signature



                              THE FIRST NATIONAL BANK OF BOSTON,
                              as Agent and a Bank



                              By: /s/ Mary M. Barcus
                                  -----------------------------------------
                                 Name:  Mary M. Barcus
                                 Title: Vice President


                              THE FUJI BANK, LIMITED, as Agent
                              and a Bank



                              By: /s/ Kazuaki Kitabatake
                                  --------------------------
                                 Name: Kazuaki Kitabatake
                                 Title:Joint General Manager


                              THE INDUSTRIAL BANK OF JAPAN, LTD.,
                              as Agent and a Bank



                              By: /s/ Jeffrey Cole
                                  --------------------------
                                 Name: Jeffrey Cole
                                 Title:Senior Vice President

                              LTCB TRUST COMPANY, as Agent and a
                               Bank



                              By: /s/ John A. Krob
                                  --------------------------
                                 Name:  John A. Krob
                                 Title: Senior Vice President


                              MELLON BANK, N.A., as Agent
                              and a Bank



                              By: /s/ G. Luis Ashley
                                  --------------------------
                                 Name:  G. Luis Ashley
                                 Title: First Vice President



                              NATIONSBANK OF TEXAS, N.A., as
                              Agent and a Bank



                              By: /s/ Chad E. Coben
                                  ----------------------
                                 Name:  Chad E. Coben
                                 Title: Vice President



                              SOCIETE GENERALE, as Agent and
                              a Bank



                              By: /s/ Pascale Hainline
                                  ----------------------
                                 Name: Pascale Hainline
                                 Title:Vice President


                              THE TORONTO-DOMINION BANK, as
                              Agent and a Bank



                              By: /s/ Neva Nesbitt
                                  --------------------------
                                 Name: Neva Nesbitt
                                 Title:Manager Credit Admin.

                              UNION BANK, as Agent and a
                              Bank



                              By: /s/ J. Kevin Sampson
                                  -------------------------
                                 Name: J. Kevin Sampson
                                 Title:


                              Co-Agents
                              ---------


                              CREDIT SUISSE, as Co-Agent and
                              a Bank



                              By: /s/ Michael C. Mast
                                  --------------------------
                                 Name:  Michael C. Mast
                                 Title: Member of Senior
                                          Management


                              By: /s/ Kristina Catlin
                                  -------------------------
                                 Name:  Kristina Catlin
                                 Title: Associate



                              THE DAI-ICHI KANGYO BANK LTD.,
                              NEW YORK BRANCH, as Co-Agent
                              and a Bank



                              By: /s/ Shinya Wako
                                  --------------------------
                                 Name: Shinya Wako
                                 Title:Senior Vice President
                                         and Department Head


                              THE MITSUBISHI BANK, LIMITED,
                              as Co-Agent and a Bank



                              By: /s/ Paula Mueller
                                  ----------------------
                                 Name:  Paula Mueller
                                 Title: Vice President

                              THE MITSUBISHI TRUST & BANKING
                              CORPORATION, as Co-Agent and a
                              Bank



                              By: /s/ Patricia Loret de Mola
                                  --------------------------
                                 Name: Patricia Loret de Mola
                                 Title: Senior Vice President



                              ROYAL BANK OF CANADA, as
                              Co-Agent and a Bank



                              By: /s/ Eduardo Salazar
                                  --------------------------
                                 Name:  Eduardo Salazar
                                 Title: Senior Manager


                              THE SANWA BANK, LTD., as
                              Co-Agent and a Bank



                              By: /s/ Dominic J. Sorresso
                                  ------------------------
                                 Name: Dominic J. Sorresso
                                 Title:Vice President


                              THE SUMITOMO BANK, LIMITED, NEW
                              YORK BRANCH, as Co-Agent and a
                              Bank



                              By: /s/ Shuntaro Hisashi
                                  ---------------------------
                                 Name: Shuntaro Hisashi
                                 Title: Joint General Manager

                              UNION BANK OF SWITZERLAND, as
                              Co-Agent and a Bank



                              By: /s/ James P. Kelleher
                                  ----------------------------
                                 Name: James P. Kelleher
                                 Title: Assistant Vice
                                        President


                              By: /s/ Peter B. Yearley
                                  ---------------------------
                                 Name: Peter B. Yearley
                                 Title: Vice President


                              Syndication Agent
                              -----------------


                              JP MORGAN SECURITIES INC., as
                              the Syndication Agent



                              By: /s/ Barbara J. Asch
                                  -------------------------
                                 Name: Barbara J. Asch
                                 Title:Vice President


                              Lead Managers
                              -------------


                              CHEMICAL BANK, as Lead Manager
                              and a Bank



                              By: /s/ Mary E. Cameron
                                  --------------------------
                                 Name:  Mary E. Cameron
                                 Title: Vice President

                              DEUTSCHE BANK AG, through its
                              New York and/or Cayman Islands
                              Branch, as Lead Manager and a
                              Bank



                              By: /s/ Steven M. Godeke
                                  ----------------------------
                                 Name:  Steven M. Godeke
                                 Title: Vice President



                              By: /s/ Bina R. Dabbah
                                  ---------------------------
                                 Name:  Bina R. Dabbah
                                 Title: Vice President

                              Participants
                              ------------


                              THE SAKURA BANK, LIMITED



                              By: /s/ Hiroshi Shimazaki
                                  ------------------------
                                 Name:  Hiroshi Shimazaki
                                 Title: Senior Vice President
                                          and Manager


                              COMPAGNIE FINANCIERE DE CIC ET
                              DE L'UNION EUROPEENNE, NEW YORK
                              BRANCH



                              By:/s/ Brian O'Leary/Marcus Edward
                                 ----------------------------------
                                 Name: Brian O'Leary/Marcus Edward
                                 Title: Vice Presidents


                              PNC BANK N.A.



                              By: /s/ Karen M. Wolters
                                  -----------------------------------------
                                 Name: Karen M. Wolters
                                 Title: Vice President

                              FIRST INTERSTATE BANK OF
                              WASHINGTON, N.A.



                              By:/s/ Susan Hendrixson
                                 ------------------------------------------
                                 Name:  Susan Hendrixson
                                 Title: Vice President


                              GULF INTERNATIONAL BANK



                              By:/s/ Abdel-Fattah Tahoun
                                 ------------------------------------------
                                 Name: Abdel-Fattah Tahoun
                                 Title: Senior Vice President

                              By:/s/ Haytham F. Khalil
                                 -----------------------------
                                 Name: Haytham F. Khalil
                                 Title: Assistant Vice President


                              THE TOKAI BANK, LIMITED, NEW
                              YORK BRANCH



                              By: /s/ Masaharu Muto
                                  ----------------------------
                                 Name: Masaharu Muto
                                 Title: Deputy General Manager


                              THE YASUDA TRUST AND BANKING
                              CO., LTD., NEW YORK BRANCH



                              By:/s/ Neil T. Chau
                                 ------------------------------------------
                                 Name:  Neil T. Chau
                                 Title: First Vice President


                              BANK BRUSSELS LAMBERT, NEW YORK
                              BRANCH


By: /s/ Denise Isherwood      By: /s/ Eric Hollanders
    ----------------------        ---------------------------
   Name:  Denise Isherwood       Name:  Eric Hollanders
   Title: Assistant Vice         Title: Senior Vice President
            President                   Credit Department

                              BANQUE FRANCAISE DU COMMERCE
                              EXTERIEUR, NEW YORK BRANCH


                              By: /s/ Peter K. Harris
                                  ----------------------------
                                 Name: Peter K. Harris
                                 Title: Vice President


                              By: /s/ William Marer
                                  ---------------------------
                                 Name: William Marer
                                 Title: Vice President/Manager


                              DEN DANSKE BANK


                              By: /s/ George Wendell
                                  ----------------------------
                                 Name: George Wendell
                                 Title: Vice President


                              By: /s/ Mogens Sondergaard
                                  ---------------------------
                                 Name: Mogens Sondergaard
                                 Title: Vice President


                              FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA


                              By: /s/ William F. Laponte, III
                                  ----------------------------
                                 Name: William F. Laponte, III
                                 Title: Vice President


                              NIPPON CREDIT BANK, LTD., LOS
                              ANGELES AGENCY


                              By: /s/ Bernardo E. Correa-Henschke
                                  ---------------------------------
                                 Name:  Bernardo E. Correa-Henschke
                                 Title: Vice President and Manager


                              SHAWMUT BANK CONNECTICUT, N.A.


                              By: /s/ Robert F. West
                                  ------------------------------
                                 Name: Robert F. West
                                 Title: Director

                              VAN KAMPEN PRIME RATE INCOME TRUST



                              By: /s/ Jeffrey W. Maillet
                                  -------------------------
                                 Name: Jeffrey W. Maillet
                                 Title: Vice President
                                          & Portfolio Mgr.


                              FIRST HAWAIIAN BANK



                              By: /s/ William B. Schink
                                  ----------------------
                                 Name: William B. Schink
                                 Title: Vice President


                              BAYERISCHE VEREINS BANK, A.G.



                              By: /s/ John Carlson
                                  --------------------------
                                 Name: John Carlson
                                 Title: Vice President

                              By: /s/ Sylvia Cheng
                                  ---------------------------
                                 Name: Sylvia Cheng
                                 Title: Vice President


                              BANK OF HAWAII



                              By: /s/ J. Bryan Scearce
                                  ------------------------------
                                 Name: J. Bryan Scearce
                                 Title: Associate Vice President


                              THE SUMITOMO TRUST BANKING COMPANY,
                              LTD.



                              By: /s/ Suraj P. Bhatia
                                  ----------------------------
                                 Name: Suraj P. Bhatia
                                 Title: Senior Vice President
                                        Manager, Corp. Finance